                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Robert W. Gillespie
                                      -----------------------------------


                                         Robert W. Gillespie
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Henry L. Meyer III
                                      -----------------------------------



                                         Henry L. Meyer III
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 21, 1998.


                                         /s/ W. Brent Somers
                                      -----------------------------------



                                         W. Brent Somers
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 21, 1998.


                                         /s/ Lee G. Irving
                                      -----------------------------------



                                         Lee G. Irving
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ William G. Bares
                                      -----------------------------------


                                         William G. Bares
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Albert C. Bersticker
                                      -----------------------------------



                                         A.C. Bersticker
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Carol A. Cartwright
                                      -----------------------------------



                                        Carol A. Cartwright
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 6, 1998.


                                         /s/ Thomas A. Commes
                                      -----------------------------------



                                         Thomas A. Commes
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Kenneth M. Curtis
                                      -----------------------------------



                                         Kenneth M. Curtis
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ John C. Dimmer
                                      -----------------------------------



                                        John C. Dimmer
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Stephen R. Hardis
                                      -----------------------------------



                                         Stephen R. Hardis
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Henry S. Hemingway
                                      -----------------------------------



                                         Henry S. Hemingway
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Charles R. Hogan
                                      -----------------------------------



                                         Charles R. Hogan
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Douglas J. McGregor
                                      -----------------------------------



                                         Douglas J. McGregor
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Steven A. Minter
                                      -----------------------------------



                                         Steven A. Minter
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ M. Thomas Moore
                                      -----------------------------------



                                         M. Thomas Moore
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Richard W. Pogue
                                      -----------------------------------



                                         Richard W. Pogue
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Ronald B. Stafford
                                      -----------------------------------



                                         Ronald B. Stafford
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Dennis W. Sullivan
                                      -----------------------------------



                                         Dennis W. Sullivan
                                      -----------------------------------

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-3 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Dividend Reinvestment and Cash Payment Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of September 11, 1998.


                                         /s/ Peter G. Ten Eyck, II
                                      -----------------------------------



                                         Peter G. Ten Eyck, II
                                      -----------------------------------